UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2017

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01. Other Events.
Unaudited pro forma consolidated financial information of Noble Midstream Partners LP (the “Partnership”) as of March 31, 2017 and for the three months ended March 31, 2017 and the year ended December 31, 2016 is filed as Exhibit 99.1 to this Current Report on Form 8-K. The unaudited pro forma consolidated balance sheet as of March 31, 2017 is derived from the historical consolidated financial statements of the Partnership and has been adjusted to give effect to certain previously reported transactions as if they had occurred on March 31, 2017. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 are derived from the historical consolidated financial statements of the Partnership and have been adjusted to give effect to certain previously reported transactions as if they had occurred on January 1, 2016.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited Pro Forma Consolidated Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	July 14, 2017	By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information